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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 16, 2005

                                 LANTRONIX, INC.
              Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                    001-16027                  33-0362767
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                15353 BARRANCA PARKWAY, IRVINE, CALIFORNIA 92618
               Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 453-3990

                                 NOT APPLICABLE
          Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Effective March 16, 2005, Lantronix, Inc. (the "Company") entered into a Third Amendment to Lease with Irvine Technology Partners III, a California general partnership ("Lessor"), amending and extending that certain lease between Lessor and the Company dated as of June 28, 1993, which lease was previously amended by a First Amendment to Lease dated as of August 10, 1995, and by a Second Amendment to Lease dated July 6, 2000 (as amended, the "Lease"). The Third Amendment to Lease extends the term of the Lease from July 31, 2005 to July 31, 2010, adjusts the basic rent payable under the Lease, modifies the provision in the Lease regarding security deposits, specifies certain maintenance and repair to be performed by Lessor, and provides for certain tenant improvements to be completed by Lessor.

The aggregate basic rent payable under the Lease during the extension of the lease term from August 1, 2005 to July 31, 2010, is $ 2,886,324. The Company is also obligated to pay as additional rent its proportionate share of Lessor's operating expenses.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits

10.01 Lease Agreement between Registrant and Irvine Technology Partners III dated as of June 28, 1993*

10.02 First Amendment to Lease Agreement between Registrant and Irvine Technology Partners III dated as of August 10, 1995*

10.03 Second Amendment to Lease Agreement between Registrant and Irvine Technology Partners III dated as of July 6, 2000**

10.04 Third Amendment to Lease Agreement between Registrant and Irvine Technology Partners dated as of March 16, 2005
_______________
* Incorporated by reference to Exhibit 10.10 of Amendment No. 1 to Registrant's Form S-1 filed June 13, 2000

** Incorporated by reference to Exhibit 10.10 of Registrant's Form 10-K filed September 28, 2000


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2005

                                             LANTRONIX, INC.,
                                             a Delaware corporation


                                             By:  /S/ JAMES W. KERRIGAN
                                             -------------------------
                                             James W. Kerrigan
                                             Chief Financial Officer


                                  Exhibit Index

10.01 Lease Agreement between Registrant and Irvine Technology Partners III dated as of June 28, 1993*

10.02 First Amendment to Lease Agreement between Registrant and Irvine Technology Partners III dated as of August 10, 1995*

10.03 Second Amendment to Lease Agreement between Registrant and Irvine Technology Partners III dated as of July 6, 2000**

10.04 Third Amendment to Lease Agreement between Registrant and Irvine Technology Partners dated as of March 16, 2005
____________
* Incorporated by reference to Exhibit 10.10 of Amendment No. 1 to Registrant's Form S-1 filed June 13, 2000

** Incorporated by reference to Exhibit 10.10 to Registrant's Form 10-K filed September 28, 2000